Financial risk management objectives and policies - Schedule of Losses (Gains) Reclassified from Other Comprehensive Income on Cash Flow Hedges to the Consolidated Financial Statements (Details) - Foreign exchange risk - Operating hedge program - Cash flow hedges - CAD ($)
$ in Millions
12 Months Ended
	Mar. 30, 2025	Mar. 31, 2024	Apr. 02, 2023
Disclosure of detailed information about hedges [line items]
Revenue	$ (3.4)	$ 1.8	$ 5.5
SG&A expenses	(0.7)	(0.4)	0.1
Inventory	$ (0.8)	$ 0.5	$ 0.8